Derivatives	6 Months Ended
Jun. 30, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives

NOTE 8 – DERIVATIVES

The Series A 6% Convertible Preferred Stock issued by the Company have a full-ratchet down-round provision on the exercise price, in which the investors’ conversion price is adjusted down to the share price of future financings. Therefore, following ASC 815-40, the warrants and the conversion feature of the preferred stock are not considered indexed to our own stock, and as such, the fair value of the embedded derivative liabilities are reflected on the balance sheet and all future changes in the fair value of these warrants and the conversion feature of the preferred stock will be recognized currently in earnings in our consolidated statement of operations under the caption “Loss on derivative valuation” until such time as the warrants are exercised or expire and until such time as the preferred stock is converted. The fair value of the conversion features of the preferred stock and the warrants was $661,896. The fair value of the full-ratchet down-round provision of the preferred stock and warrants was $155,911. The total derivative valuation as of June 30, 2014 was $817,807. These amounts were determined using a multi-nominal lattice model with the following assumptions as described below.

Warrants:

• Three year term

• Risk-free rate of 0.79% during the three year term

• Stock price volatility of 152.7%

• Assumption of future stock offerings by the Company of zero in the first six months of the term and 100% in the next twelve months, with zero probability of being a down round

Conversion Feature on Preferred Stock:

• Estimated conversion of all preferred shares within 14 months

• Risk-free rate of 0.37% based on the assumed two years outstanding

• Stock price volatility of 170.7%

• Assumption of future stock offerings by the Company of zero in the first six months of the term and 100% in the next twelve months, with zero probability of being a down round